UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 3, 2024

Date of Report (date of earliest event reported)

Lulu’s Fashion Lounge Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-41059	20-8442468
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

195 Humboldt Avenue

Chico, California 95928

(Address of Principal Executive Offices) (Zip Code)

(530) 343-3545

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	LVLU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

On September 3, 2024, David McCreight tendered his resignation as a Class III director of Lulu's Fashion Lounge Holdings, Inc.’s (the “Company”) Board of Directors (the “Board”); Michael Mardy tendered his resignation as a Class III director of the Board; Caroline Sheu tendered her resignation as a Class III director of the Board; Danielle Qi tendered her resignation as a Class II director of the Board; and Kira Yugay tendered her resignation as a Class I director of the Board. Each director’s resignation became effective on September 4, 2024. The voluntary resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices, but instead were part of a calculated effort to reduce costs and streamline operations across the Company, while maintaining the Board’s commitment to operating within the best practices of corporate governance. Following such resignations, the Company intends for Messrs. McCreight and Mardy to continue to support the Company on a strategic advisory basis.

Decrease Size of Board

Additionally, effective September 4, 2024, the Board, acting upon the recommendation of the Nominating and Corporate Governance Committee, decreased the size of the Board from eleven (11) directors to six (6) directors. The Board is now composed of four independent directors, comprising a majority of the Board, and two non-independent directors.

Item 8.01	Other Events.

On September 5, 2024, the Company issued a press release announcing the director resignations, reduction in Board size and other Board matters, including the new composition of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, the dissolution of the Technology and Innovation Committee, the suspension of the payment of retainers for non-employee directors under the Non-Employee Director Compensation Program until further notice, and the amendment to David McCreight's 10b5-1 plan.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release issued by Lulu’s Fashion Lounge Holdings, Inc. on September 5, 2024.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lulu’s Fashion Lounge Holdings, Inc.

Date: September 5, 2024	By:	/s/ Crystal Landsem
Crystal Landsem
Chief Executive Officer